As filed with the Securities and Exchange Commission on March 23, 2015

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CYMABAY THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	94-3103561
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(Address of principal executive offices) (Zip code)

CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan

(Full title of the plan)

Harold Van Wart

President and Chief Executive Officer

CymaBay Therapeutics, Inc.

7999 Gateway Blvd., Suite 130

Newark, CA 94560

(510) 293-8800

(Name and address of agent for service) (Telephone number, including area code, of agent for service)

Copies to:

Matthew B. Hemington

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304

(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.0001 per share	734,805 shares	$8.165	$5,999,682.825	$697.17

(1)	Represents additional shares issuable under the Registrant’s 2013 Equity Incentive Plan (the “Plan”) by reason of the automatic share increase provision of the Plan. Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s common stock, par value $0.0001 (the “Common Stock”) that become issuable under the Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of the Registrant’s outstanding shares of Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price is based upon $8.165, which is the average of the high and low selling prices of the Registrant’s Common Stock as reported on the NASDAQ Capital Market on March 17, 2015.

EXPLANATORY NOTE

CymaBay Therapeutics, Inc. (the “Registrant”) is filing this Registration Statement on Form S-8 for the purpose of registering an additional 734,805 shares of its Common Stock, issuable to eligible persons under the CymaBay Therapeutics, Inc. 2013 Equity Incentive Plan (“2013 Plan”), which Common Stock is in addition to the shares of Common Stock previously registered on the following Form S-8s (collectively, the “Prior Form S-8s”):

•	the Registrant’s Form S-8 filed on April 11, 2014 (File No. 333-195211); and

•	the Registrants Form S-8 filed on August 21, 2014 (File No. 333-198289)

Pursuant to General Instruction E to Form S-8, the contents of the Prior Form S-8s are incorporated herein by reference and made a part hereof.

PART II

ITEM 8.	EXHIBITS

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

4.2(2)	Amended and Restated Bylaws of the Registrant.

4.3(3)	Form of Registration Rights Agreement

4.4(4)	Form of 2013 Financing Warrant.

4.5(5)	Amendment No. 1 to Registration Rights Agreement.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of an independent registered public accounting firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.1(6)	2013 Equity Incentive Plan

99.2(7)	Form of Option Grant Notice and Option Agreement under the 2013 Equity Incentive Plan

99.3(8)	Form of Incentive Award Grant Notice under the 2013 Equity Incentive Plan

(1)	Previously filed as Exhibit 3.1 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.2 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(3)	Previously filed as Exhibit 4.2 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.3 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K (File No. 000-55021), filed with the Commission on March 31, 2014, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-55021), filed with the Commission on June 6, 2014, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.26 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.22 to the Registrant’s Form 10-K, (File No. 000-55021) filed with the SEC on March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Newark, State of California, on this 23rd day of March, 2015.

CYMABAY THERAPEUTICS, INC.

By:	/s/ Harold Van Wart
Harold Van Wart
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Harold Van Wart and Sujal Shah, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Harold Van Wart
Harold Van Wart	President, Chief Executive Officer and Director (Principal Executive Officer)	March 23, 2015

/s/ Sujal Shah
Sujal Shah	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	March 23, 2015

/s/ Louis G. Lange
Louis G. Lange	Director	March 23, 2015

/s/ Carl Goldfischer
Carl Goldfischer	Director	March 23, 2015

/s/ Hari Kumar
Hari Kumar	Director	March 23, 2015

/s/ Edward Penhoet
Edward Penhoet	Director	March 23, 2015

/s/ Kurt von Emster
Kurt von Emster	Director	March 23, 2015

Robert J. Wills	Director	March 23, 2015

EXHIBIT INDEX

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant.

4.2(2)	Amended and Restated Bylaws of the Registrant.

4.3(3)	Form of Registration Rights Agreement

4.4(4)	Form of 2013 Financing Warrant.

4.5(5)	Amendment No. 1 to Registration Rights Agreement.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

23.2	Consent of an independent registered public accounting firm.

24.1	Power of Attorney (included on the signature page of this Form S-8).

99.1(6)	2013 Equity Incentive Plan

99.2(7)	Form of Option Grant Notice and Option Agreement under the 2013 Equity Incentive Plan

99.3(8)	Form of Incentive Award Grant Notice under the 2013 Equity Incentive Plan

(1)	Previously filed as Exhibit 3.1 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.2 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(3)	Previously filed as Exhibit 4.2 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(4)	Previously filed as Exhibit 4.3 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(5)	Previously filed as Exhibit 4.4 to the Registrant’s Annual Report on Form 10-K (File No. 000-55021), filed with the Commission on March 31, 2014, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 000-55021), filed with the Commission on June 6, 2014, and incorporated by reference herein.
(7)	Previously filed as Exhibit 10.26 to the Registrant’s Amendment No. 2 to Registration Statement on Form 10/A (File No. 000-55021), filed with the Commission on October 17, 2013, and incorporated by reference herein.
(8)	Previously filed as Exhibit 10.22 to the Registrant’s Form 10-K, (File No. 000-55021) filed with the SEC on March 31, 2014.